SCOUT
WORLDWIDE
FUND


A no-load mutual fund
that seeks a favorable
total return by investing
in established companies
either located outside the
U.S. or whose principal
business is carried on
outside the country.


Annual Report
June 30, 1998


TO THE SHAREHOLDERS

Scout WorldWide Fund rose to $18.62 per share from $18.27, providing a total return (price change and reinvested distributions) of 3.03% for the quarter ended June 30, 1998. The Fund seeks a favorable return by investing in a diversified portfolio of equity securities of established companies either located outside the U.S. or whose primary business is done outside the country. The Fund is designed for long-term investors who are able to accept the risks of international investing.

A year ago, Hong Kong was being reunited with China with great fanfare and the economies of Southeast Asia were booming. Then Thailand's currency and stock markets crashed, starting a market and economic collapse that spread throughout the region. Fortunately, your Fund was not exposed to the direct stock market losses because we previously had sold our only holding in the area, China Light and Power.

Our holdings in other markets were affected, however, as the Asia slowdown hurt Australia and Japan in particular, as well as many companies whose prices fell as demand from the region slowed. Japan does about three times as much trade with southeast Asia as it does with the U.S. The slowdown has hurt Japanese exports and created loan problems for many Japanese banks lending in the area.

Japan previously had worked hard to boost its markets and maintain the solvency of its banks. But the government wavered on its promise of tax cuts to stimulate the economy, and international investors drove down the value of the Japanese markets and the yen.

Both recently have recovered somewhat on the election results that cost the ruling Liberal Democratic Party (LDP) control of the upper house of the Japanese legislature and forced the resignation of Prime Minister Hashimoto. The LDP still controls the lower house, which chooses the prime minister and his cabinet. The market perception, nevertheless, is that the election raises the potential for meaningful economic change in Japan.

The Fund has 70% of its portfolio in Western Europe and this portion continues to do very well. These economies have started to improve and there is hope the common currency, the Euro, will provide further benefits to growth.

It still will be important to watch several key factors in the region in coming months. Elections are scheduled in Germany this fall, and could mean the end of Chancellor Helmut Kohl's long leadership in that country. The U.K. economy may face a recession after a period in which it has been stronger than the Continental European economies. But it appears growth may be slowing and inflation rising, which would mean higher interest rates in the U.K. This combination of events has historically been bad for the stock market.

Finally, European stock markets in general have been rising strongly and are showing signs of becoming as overpriced as the U.S. markets, which is why the Fund's cash levels are higher than usual.

For the six months ended June 30, 1998, shareholders received an ordinary income dividend of $.20 per share; there were no capital gains distributed for this period.

For corporate shareholders, 0.32% of ordinary income distributions qualify for the corporate dividends received deduction.

Investing in the equity and fixed income markets of countries other than the United States involves certain risks including but not limited to economic and/or political instability, currency fluctuations, and differences in accounting standards.

We appreciate your interest and participation in Scout WorldWide Fund, and welcome your questions and comments.

Sincerely,

/s/James L. Moffett
James L. Moffett
UMB Investment Advisors


CHART - Hypothetical Growth of $10,000
as of June 30, 1998
SCOUT WORLDWIDE FUND vs MSCI EAFE-US Dollars*
SOURCE: UMB Investment Advisors
*Unmanged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).
For illustrative purposes only; may not represent your returns.

CHART - COMPARATIVE RATES OF RETURN
as of June 30, 1998
                                2 1/2 Years     3 1/2 Years     4 1/2 Years
Scout WorldWide Fund            22.05%          19.89%          16.12%
Scout WorldWide
   Fund Equities                27.22%          24.52%          19.51%
Lipper Global Fund Index*       15.03%          13.36%          10.02%
MSCI EAFE Index*                9.65%           10.09%           9.59%

Scout WorldWide Fund's average annual compound returns for 1 year, 3 years and the life of the fund for periods ended June 30, 1998, are 20.2%, 20.4% and 16.4%, respectively. Inception - September 14, 1993.

Performance data contained in this report are for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.
*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - Country Diversification

CHART - Top 10 Equity Holdings
                                        Market          Percent
                                        Value (000's)   of Total
SAP A.G.                               $2,511           2.96%
Aegon N.V.                              2,076           2.45%
Nokia, CP ADS, Pfd.                     1,974           2.33%
Vodafone Group                          1,639           1.93%
Rhone-Poulenc SA                        1,596           1.88%
Takeda Chemical Inds.                   1,595           1.88%
Portugal Telecom S.A.                   1,593           1.88%
Ericsson (L.M.) Telephone Co. Cl. B     1,489           1.76%
Elan Corp. PLC                          1,479           1.75%
Telecom Italia S.p.A.                   1,470           1.73%
Top 10 Equity Holdings Total:         $17,422          20.55%
NOTE: All market values based on June 30, 1998, statement of assets.


CHART - HISTORICAL RECORD
                                INCOME &                        CUMULATIVE**
                        NET     SHORT-TERM      LONG-TERM       VALUE PER
                        ASSET   GAINS           GAINS           SHARE PLUS
                        VALUE   DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
12/31/93               $10.68  $0.03           $ -             $10.71
12/31/94                10.84   0.24            0.00            11.11
12/31/95                12.08   0.30            0.04            12.69
12/31/96                13.94   0.24            0.10            14.89
12/31/97                16.02   0.31            0.16            17.44
6/30/98*                18.62   0.20             -              20.24
*Six-month only. Distributions typically occur in June
 and December.
**Does not assume any compounding of reinvested distributions.
  Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



FINANCIAL STATEMENTS
Statement of Net Assets
June 30, 1998
                                                                        Market
        Shares  Company                                                 Value

COMMON STOCKS (ADRs) - 80.15%
ARGENTINA - 0.72%
        20,000  YPF Sociedad Anonima                            $      601,250

AUSTRALIA - 3.32%
        55,000  Amcor Limited.                                         948,750
        56,580  Broken Hill Proprietary Co. Ltd.                       958,324
        20,000  Coca-Cola Amatil Ltd.                                  259,662
        19,380  Coles Myer Ltd.                                        597,146
                                                                     2,763,882
AUSTRIA - 1.56%
         9,700  OMV A.G.^1                                           1,299,290

BELGIUM - 0.24%
         2,500  Solvay NPV^1                                           198,199

BRAZIL - 1.99%
        44,000  Aracruz Celulose SA                                    503,250
        10,540  Telecomunicacoes Brasileiras                         1,150,836
                                                                     1,654,086
CANADA - 3.53%
        20,000  BCE Inc.^1                                             853,750
        28,500  Canadian Pacific Ltd.^1                                808,688
        45,000  Imperial Oil Ltd.                                      784,687
         7,200  Magna International Cl. A^1                            494,100
                                                                     2,941,225
CHILE - 1.43%
        52,500  Embotelladora Andina SA De Chile                       918,750
         8,000  Sociedad Quimica Minera De Chile                       268,000
                                                                     1,186,750
DENMARK - 1.47%
        17,800  Novo-Nordisk A.S.                                    1,224,862

FINLAND - 2.37%
        27,200  Nokia, CP ADS, Pfd.                                  1,973,700

FRANCE - 6.29%
        29,458  Alcatel Alsthom                                      1,198,572
         1,090  Carrefour Supermarche, SA^1                            689,585
        28,400  Rhone-Poulenc SA                                     1,595,725
        12,200  Schlumberger Ltd.                                      833,413
        14,035  Total SA                                               917,538
                                                                     5,234,833
GERMANY - 10.67%
         8,000  Adidas Solomon^1                                     1,382,798
        13,200  Daimler Benz A. G.                                   1,284,525
        24,700  Dresdner Bank A.G.                                   1,334,185
        27,000  Fresenius Medical Care ADR                             556,875
         8,500  Henkel KGAA, Pfd.^1                                    845,274
         4,140  SAP A.G.^1                                           2,511,476
        15,800  Siemens A.G.                                           964,174
                                                                     8,879,307
IRELAND - 1.78%
        23,000  Elan Corp. PLC*                                      1,479,188

ITALY - 5.56%
        24,960  Benetton Group S.p.A.                                1,038,960
        25,000  Fila Holding S.p.A.                                    375,000
        86,000  Luxottica Group S.p.A.                               1,333,000
       200,000  Parmalat Finanziaria S.p.A.^1                          407,860
        20,000  Telecom Italia S.p.A.                                1,470,000
                                                                     4,624,820
JAPAN - 8.00%
        28,500  Canon, Inc.                                            651,937
        40,000  Fuji Photo Film Ltd.                                 1,382,500
        13,900  Hitachi, Ltd.                                          896,550
        12,400  Ito Yokado, Ltd.                                       589,000
        11,000  Sony Corp.                                             946,688
        60,000  Takeda Chemical Inds.                                1,595,268
        11,500  Toyota Motor Corp.                                     596,562
                                                                     6,658,505
NETHERLANDS - 4.63%
        24,000  Aegon N.V.                                           2,076,000
         2,700  Akzo N.V.                                              299,363
        17,708  Koninklijke Ahold N.V.                                 566,663
        18,000  Polygram N.V.                                          915,750
                                                                     3,857,776
NORWAY - 0.98%
        18,555  Norsk Hydro A.S.                                       818,739

PORTUGAL - 1.91%
        30,100  Portual Telecom S.A.                                 1,593,419

SPAIN - 2.56%
        21,000  Repsol S.A.                                          1,155,000
         7,000  Telefonica De Espana S. A.                             973,437
                                                                     2,128,437
SWEDEN - 4.73%
        39,750  Aktiebolaget Electrolux                              1,346,531
        52,000  Ericsson (L.M.) Telephone Co. Cl. B                  1,488,500
        42,500  Svenska Cellulosa Aktiebol                           1,100,474
                                                                     3,935,505
SWITZERLAND - 2.53%
         4,280  ABB A.G.                                               632,063
         8,650  Nestle S.A.                                            925,556
         6,613  Novartis A.G.                                          550,207
                                                                     2,107,826
UNITED KINGDOM - 13.20%
        80,000  Bass Public Ltd. Co. Cl. B^1                           120,128
        71,428  Bass Public Ltd. Co.                                 1,325,882
        22,969  Cadbury Schweppes Ltd. PLC                           1,415,465
        20,200  Carlton Communications  PLC                            909,000
        15,979  Diageo PLC                                             769,988
        13,173  Reuters Holdings PLC                                   902,350
        62,425  Royal Bank of Scotland PLC                           1,083,224
        18,000  SmithKline Beecham PLC                               1,089,000
        20,000  Unilever PLC                                           866,250
        13,000  Vodafone Group                                       1,638,813
        80,000  Waste Management International*                        870,000
                                                                    10,990,100
UNITED STATES - 0.68%
         8,000   Sprint Corp.^1                                        564,000
TOTAL COMMON STOCKS (ADRs) (Cost $44,277,120) - 80.15%              66,715,699

                                                                        Market
   Face Amount  Description                                             Value

SHORT-TERM CORPORATE NOTES - 16.76%
$      500,000  Atlantic Richfield Co.,
                5.53%, due August 7, 1998                       $      497,081
     1,000,000  Becton Dickenson,
                5.62%, due July 15, 1998                               997,658
     1,000,000  Becton Dickenson,
                5.51%, due July 16, 1998                               997,551
     1,000,000  Chevron USA Inc.,
                5.50%, due August 14, 1998                             993,125
     1,000,000  Coca-Cola Co.,
                5.48%, due July 9, 1998                                998,630
     1,000,000  Deere & Co.,
                5.52%, due August 4, 1998                              994,633
     1,000,000  duPont E I deNemours & Co.,
                5.50%, due July 29, 1998                               995,570
       500,000  Gannett Inc.,
                5.48%, due July 7, 1998                                499,467
     1,000,000  General Mills Inc.,
                5.53%, due July 2, 1998                                999,693
     1,000,000  Hershey Foods Corp.,
                5.51%, due July 30, 1998                               995,408
     1,000,000  Lucent Technologies Inc.,
                5.48%, due August 7, 1998                              994,216
     1,000,000  Nalco Chemical Co.,
                5.65%, due July 28, 1998                               995,606
     1,000,000  Progress Capital Co.,
                5.51%, due July 1, 1998                                999,847
       500,000  Progress Capital Co.,
                5.50%, due August 11, 1998                             496,792
       500,000  Sara Lee Corp.,
                5.75%, due July 7, 1998                                499,441
     1,000,000  Toys `R' Us,
                5.54%, due July 28, 1998                               995,691
TOTAL SHORT-TERM CORPORATE NOTES (Cost $13,950,409) - 16.76%        13,950,409

GOVERNMENT SPONSORED ENTERPRISES - 1.19%
       500,000  Federal Home Loan Mortgage Corporation,
                5.40%, due October 6, 1998                             492,650
       500,000  Federal National Mortgage Association,
                5.39%, due July 30, 1998                               497,754

GOVERNMENT SPONSORED ENTERPRISES (Cost $990,404) - 1.19%               990,404

REPURCHASE AGREEMENT (Cost $3,080,000) - 3.70%
     3,080,000  Northern Trust Co., 5.55%, due July 1, 1998
                (Collateralized by U.S. Treasury Notes,
                5.75%, due September 30, 1999)                       3,080,000
TOTAL INVESTMENTS (Cost $62,297,933) -  101.80%                 $   84,736,512

Other assets less liabilities - (1.80%)                             (1,501,741)

TOTAL NET ASSETS - 100.00%
      (equivalent to $18.62 per share;
      10,000,000 shares of $1.00 par value
      capital shares authorized;
      4,469,178 shares outstanding)                             $   83,234,771


For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $62,297,933.
Net unrealized appreciation for federal income tax purposes was $22,438,579, which is comprised of unrealized appreciation of $24,870,642 and unrealized depreciation of $2,432,063.

ADR - American Depository Receipt
*Non-income producing security
"1" Non ADR

See accompanying Notes to Financial Statements.


Statement of Assets and Liabilities
June 30, 1998

ASSETS:
  Investment securities, at market value
    (identified cost $62,297,933)                                       $   84,736,512
  Cash                                                                       1,587,785
  Dividends receivable                                                          99,103
    Total assets                                                            86,423,400

LIABILITIES:
  Payable for investments purchased                                          3,188,629
    Total liabilities                                                        3,188,629

NET ASSETS                                                              $   83,234,771

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                           $   60,585,115
  Accumulated undistributed income:
    Net investment income                                                      119,681
    Net realized gain on investment transactions                                91,396
  Net unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                         22,438,579

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                             $   83,234,771

Capital shares, $1.00 par value
        Authorized                                                          10,000,000
        Outstanding                                                          4,469,178

NET ASSET VALUE PER SHARE                                               $        18.62

See accompanying Notes to Financial Statements.


Statement of Operations
Year Ended June 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                           $    1,232,128
    Interest                                                                   571,315
                                                                             1,803,443
  Expenses:
    Management fees                                                            520,094
    Government fees                                                             24,938
                                                                               545,032
      Net investment income                                                  1,258,411

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain from investment and foreign currency transactions          243,483
  Increase in net unrealized appreciation on investments
    and translation of assets and liabilities in foreign currencies          9,912,299
      Net realized and unrealized gain on investments and
        foreign currency                                                    10,155,782
      Net increase in net assets resulting from operations              $   11,414,193

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For the Years Ended June 30, 1998 and 1997

                                                                                  1998                   1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                 $    1,258,411         $       778,492
  Net realized gain from investment and foreign currency transactions          243,483                 778,561
  Increase in net unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                          9,912,299               8,504,504
    Net increase in net assets resulting from operations                    11,414,193              10,061,557

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                     (1,296,555)               (644,654)
  Net realized gain from investment transactions                              (776,136)               (182,240)
    Decrease in net assets from distributions                               (2,072,691)               (826,894)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 2,490,461 and 1,292,511 shares sold                         43,567,740              17,963,717
  Net asset value of 88,697 and 35,885 shares issued for
    reinvestment of distributions                                            1,479,088                 525,289
                                                                            45,046,828              18,489,006
  Cost of 1,094,617 and 714,440 shares redeemed                            (18,914,648)            (10,542,570)
    Net increase in net assets from capital share transactions              26,132,180               7,946,436
      Net increase in net assets                                            35,473,682              17,181,099

NET ASSETS:
  Beginning of year                                                         47,761,089              30,579,990
  End of year (including undistributed net investment
    income of $119,681 and $157,825, respectively)                      $   83,234,771          $   47,761,089

*Distributions to shareholders:
   Income dividends per share                                           $         0.32          $         0.21
   Capital gains distribution per share                                 $         0.22          $         0.07

See accompanying Notes to Financial Statements.



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from change in the value of assets and liabilities, other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1998 (excluding repurchase agreements and short-term securities), were as follows:

                                                Other than
                        U.S. Government         U.S. Government
                        Securities              Securities
Purchases               $ 18,495,659            $  2,466,694
Proceeds from sales        3,069,995               3,500,000

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT EVENT - Subsequent to the Fund's year-end, the Fund name will change to UMB Scout WorldWide Fund, Inc.


FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

                                                            Years Ended      January 1, 1996                 Years Ended
                                                              June 30,             to                        December 31,
                                                         1998         1997     June 30, 1996*            1995            1994
Net asset value, beginning of period                  $ 16.00         $ 12.90        $ 12.08          $ 10.84         $ 10.68
  Income from investment operations:
    Net investment income                                0.29            0.26           0.14             0.22            0.17
    Net realized and unrealized gains
      on securities                                      2.87            3.12           0.86             1.36            0.23
  Total from investment operations                       3.16            3.38           1.00             1.58            0.40
  Distributions from:
    Net investment income                              (0.32)          (0.21)         (0.14)           (0.22)          (0.17)
    Net realized gain on
      investment transactions                          (0.22)          (0.07)         (0.04)           (0.12)          (0.07)
  Total distributions                                  (0.54)          (0.28)         (0.18)           (0.34)          (0.24)
Net asset value, end of period                        $ 18.62         $ 16.00         $ 12.90         $ 12.08         $ 10.84
Total return                                              20%             26%             17%             15%              4%

Ratios/Supplemental Data
Net assets, end of year (in millions)                 $    83         $    48         $    31         $    24         $    18
Ratio of expenses to average net assets                 0.87%           0.86%           0.85%           0.85%           0.85%
Ratio of net investment income
  to average net assets                                 2.01%           1.93%           2.40%           1.97%           1.87%
Portfolio turnover rate                                    3%             18%              5%             27%             24%
Average commission rate**                             $ .0540         $ .0315         $ .0468            -               -

*Ratios for this period of operation are annualized.
**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.



INDEPENDENT ACCOUNTANTS' REPORT
To the Shareholders and Board of Directors of Scout WorldWide Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout WorldWide Fund, Inc., including the statement of net assets, as of June 30, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout WorldWide Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1998


This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.





BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Martin A. Cramer, Vice President & Secretary
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania

Custodian
 UMB Bank, n.a., Kansas City, Missouri

SCOUT FUNDS
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com

Underwriter & Distributor: Jones & Babson, Inc., Kansas City, Missouri


JB25B                           8/98